UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

BRAZIL MINERALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Vereador João Alves Praes nº 95-A

Olhos D’Água, MG 39398-000, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2021, the Company entered into an exchange agreement (the “Exchange Agreement”) with Warberg WF IX LP (“Warberg IX”) and Warberg WF X LP (“Warberg X”) under which:

a)	Warberg IX elected to forgo cashless exercise and instead exercised on a cash basis part of its warrant agreement entered into on December 21, 2021, purchasing 20,000,000 shares of the common stock of the Company for $200,000; and

b)	Warberg X elected to forgo cashless exercise and instead exercised on a cash basis the entirety of its warrant agreement originally entered into on May 3, 2021, purchasing 26,100,000 shares of the common stock of the Company for $150,075; and

c)	Warberg X elected to forgo cashless exercise and instead exercised on a cash basis the entirety of its warrant agreement originally entered into on June 21, 2021, purchasing 8,695,652 shares of the common stock of the Company for $50,000; and

d)	the Company issued to Warberg IX a new warrant agreement giving such entity the right to purchase up to 20,000,000 shares of the common stock of the Company for three years at a price of $0.012 per share; and

e)	the Company issued to Warberg X a new warrant agreement giving such entity the right to purchase up to 34,795,652 shares of the common stock of the Company for three years at a price of $0.012 per share.

The Company believes that this Exchange Agreement was in its best interest as it completely eliminated the last collection of lower priced warrants from its capital structure while at the same time secured it an additional cash infusion.

Item 3.02. Unregistered Sales of Equity Securities.

The shares of common stock and warrants referred to herein were issued without registration pursuant an exemption afforded under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: July 22, 2022	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer